United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15,2003
                                                 ----------------

Lakeland Industries, Inc.
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(Exact name of registrant as specified in its charter)

Delaware                            0-15535                   13-3115216
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(State or other jurisdiction     (Commission                (IRS Employer of
  incorporation)                 File Number)               Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY     11779-7410
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, if changed since last report.)



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Table of Contents
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Item 7. Financial Statements and Exhibits

        (c) Exhibits:

     The following exhibit is filed herewith pursuant to the disclosure included under Item 12 of this Form 8-K.

Exhibit
Number                         Description
================================================================================

99.1 Text of press release issued by Lakeland Industries, Inc. dated December 15, 2003, titled, "Lakeland's Company Press Release for the 9 and 3 Months Ended October 31, 2003," together with related Condensed Consolidated Statements of Income.

Item 12.Regulation FD Disclosure

     On December 15, 2003, the Registrant announced its consolidated financial results for the quarter ended October 31, 2003. A copy of the Registrant's news release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LAKELAND INDUSTRIES, INC.


Date: December 15, 2003                             By:  /s/ Christopher J. Ryan
                                                         -----------------------
                                                         Christopher J. Ryan
                                                         President